EXHIBIT 32.2

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, Mark Summer, the undersigned officer of Dynamic Ventures Corp. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Quarterly Report on Form 10-Q/A of the Registrant for the quarter ended June 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 20, 2012

	By:	/s/ Mark Summers
Name: Mark Summers
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)